EXTENSION OF EMPLOYMENT AGREEMENT

     WHEREAS, the undersigned parties have entered into an Employment Agreement made and entered into as of the 30th day of September, 1993 by and between Sano Corporation, a Florida corporation (the "Company") and Cheryl Gentile (the "Employee"), as amended by that certain Amendment to Employment Agreement between the parties dated August 1, 1995 (the "Amendment"), (the Employment Agreement and the Amendment being collectively the "Agreement"); and

     WHEREAS, the Company and Employee each desire to extend said Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

     1. The Agreement shall be extended for a three (3) year period commencing September 30, 1996 (the "Renewal Term") unless sooner terminated in accordance with the terms and conditions of the Agreement.

     2. The Renewal Term of the Agreement and the employment fo the Employee thereunder may be renewed and extended, upon written notice delivered by the Company to the Employee at least sixty (60) days prior to the expiration of the Renewal Term or any renewal thereof for up to two (2) additional one-year periods beyond the Renewal Term.

     3. The Employee hereby waives notice from the Company of the renewal of the Agreement, as set forth in Section 2.2 of the Agreement.

     4. The Base Salary of the Employee as set forth in Section 3.1 of the Agreement shall be $135,000 commencing January 1, 1997.

     5. All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of October 24, 1996.


                                        SANO CORPORATION


                                        By: /s/ REGINALD HARDY
                                        ________________________________
                                              Reginald Hardy, President

                                        EMPLOYEE


                                        /s/ CHERYL GENTILE
                                        _____________________________________
                                        Cheryl Gentile